UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 21, 2015

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 21, 2015, Navidea Biopharmaceuticals, Inc. (the “Company”) entered into an agreement (the “Termination Agreement”) with Alseres Pharmaceuticals, Inc. (“Alseres”) terminating the sub-license agreement between the parties dated July 31, 2012 (the “Sub-License Agreement”), relating to the Company’s diagnostic product candidate known as NAV5001 (the “Licensed Product”). Pursuant to the Termination Agreement, the Sub-License Agreement will be terminated, and the Company will transfer to Alseres all regulatory materials, technical data, intellectual property and documentation relating to the Licensed Product. The Company has agreed to perform certain clinical support services for Alseres with respect to the Licensed Product on a cost-plus reimbursement basis.

The Termination Agreement provides for the payment by Alseres to Navidea of milestone payments with respect to the commercialization by Alseres of the Licensed Product, and for royalties commencing upon the first commercial sale of a Licensed Product anywhere in the world.

The foregoing description of the terms of the Termination Agreement is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The contents of Item 1.01 are incorporated by reference into this item.

Item 8.01	Other Events.

On April 27, 2015, the Company issued a press release regarding its entry into the Termination Agreement. A copy of the Company’s April 27, 2015, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K, including exhibit 99.1 attached hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Exhibit Description

10.1	Termination Agreement, dated April 21, 2015, by and between Navidea Biopharmaceuticals, Inc. and Alseres Pharmaceuticals, Inc. (portions of this Exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission).
99.1	Press Release, dated April 27, 2015, entitled “Navidea Divests NAV5001, a Non-Core, Development-Stage Imaging Agent for Parkinson’s Disease.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: April 27, 2015	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer